ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

Supplement dated January 28, 2019 to the

Currently Effective Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust) relating to the AST Academic Strategies Asset Allocation Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have meanings given to them in the Trust's Prospectus and SAI.

Effective immediately, Steve Rodosky will replace Jeremie Banet as a Portfolio Manager for the Portfolio. Mihir Worah, Andrew Balls, Sachin Gupta and Lorenzo Pagani, PhD will continue to serve as portfolio managers for the Portfolio.

To reflect these changes, the Trust's Prospectus and SAI are hereby revised as follows:

I.All references and information pertaining to Jeremie Banet is hereby deleted.

II.The table in the section of the Prospectus relating to Portfolio entitled "Summary: AST Academic Strategies Asset Allocation Portfolio - Management of the Portfolio" is hereby revised by deleting the information regarding Jeremie Banet and adding the following information with respect to Steve Rodosky:

Investment	Subadviser	Portfolio Managers	Title	Service Date
Managers
PGIM Investments	Pacific Investment	Steve Rodosky	Managing Director,	January 2019
LLC	Management		Portfolio Manager
Company,
LLC
AST Investment
Services, Inc.

III.The following hereby added to the section of the Prospectus entitled "HOW THE TRUST IS MANAGED – Portfolio Managers – AST Academic Strategies Asset Allocation Portfolio":

Steve Rodosky is a managing director in the Newport Beach office and a portfolio manager for real return and U.S. long duration strategies. He serves as head of talent management for portfolio management in the U.S. and previously led the firm's U.S. rates team. Prior to joining PIMCO in 2001, Mr. Rodosky was vice president of institutional sales with Merrill Lynch. He has 24 years of investment experience and holds a master's degree in financial markets from Illinois Institute of Technology. He received an undergraduate degree from Villanova University.

IV.	The table in Part I of the SAI entitled "PORTFOLIO MANAGERS: OTHER ACCOUNTS" is hereby revised by deleting in its entirety the information regarding Jeremie Banet and adding the following information with respect to the Portfolio:
Adviser/Subadvisers	Portfolio	Registered	Other Pooled	Other Accounts*	Ownership of
	Managers	Investment	Investment		Portfolio
		Companies*	Vehicles*		Securities*
Pacific Investment	Steve	25/$33,824,090,689	N/A	3/$442,964,572	None
Management	Rodosky
Company,
LLC

*Information is as of December 31, 2018.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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